Two Harbors Investment Corp. Webinar Series September 2012 Part One: Primer on Agency Prepayments

2 Welcoming Remarks William Roth Co-Chief Investment Officer July Hugen Director of Investor Relations

3 Safe Harbor Statement Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Factors that could cause actual results to differ include, but are not limited to, higher than expected operating costs, changes in prepayment speeds of mortgages underlying our RMBS, the rates of default or decreased recovery on the mortgages underlying our non-Agency securities, failure to recover certain losses that are expected to be temporary, changes in interest rates or the availability of financing, the impact of new legislation or regulatory changes on our operations, the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process, the inability to acquire mortgage loans or securitize the mortgage loans we acquire, the inability to acquire residential real properties at attractive prices or lease such properties on a profitable basis, the impact of new or modified government mortgage refinance or principal reduction programs, and unanticipated changes in overall market and economic conditions. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

4 Two Harbors’ Company Overview  Our mission is to be recognized as the industry-leading hybrid mortgage REIT. We’ll accomplish this goal by achieving excellence in four areas: ― Superior portfolio construction and fluid capital allocation through rigorous security selection and credit analysis ― Unparalleled risk management with a strong focus on hedging and book value stability ― Targeted diversification of the business model ― Leading governance and disclosure practices  We strive to deliver value to our stockholders: ―Delivered a total stockholder return of 78%1 since commencing operations in late 2009 (1) Two Harbors’ total stockholder return is calculated for the period October 29, 2009 through August 23, 2012. Total stockholder return is defined as capital gains on stock price including dividends. Source: Bloomberg Finance LP.

$0 $20,000 $40,000 $60,000 $80,000 $100,000 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2012 2015 2018 2021 2024 2027 2030 2033 2036 2039 Principal ($) Interest ($) Outstanding Principal Balance ($) Mortgage Amortization Example 5 Mortgage Terms -Amount: $100,000 -Years: 30 -Mortgage Rate: 4.0% Fixed -Monthly Payment: $477 Year One Interest: $3,968 Principal: $1,761 Year Twenty-Eight Interest: $553 Principal: $5,176 End of Year Five Outstanding Principal Balance: $90,448 M o n th ly M o rt ga ge P ay m en t ( $) O u ts ta n d in g P ri n ci p al B al an ce ( $) Amortization Schedule

Prepayment Example 6 Fannie Mae $100 Million Pool with 4% Coupon ($ Million) Year One Beginning Outstanding Principal Balance $ 100.0 Scheduled Interest Payments $ 4.0 Scheduled Principal Payments $ 1.7 Total Scheduled Principal and Interest Payments $ 5.7 Outstanding Principal Balance After Scheduled Payments $ 98.3 Additional Principal Payments @ 15% CPR $ 14.7 Ending Outstanding Principal Balance $ 83.6

Impact of Prepayments on Cash Flows 7 Fannie Mae $100 Million Pool with 4% Coupon ($ Million) 6% CPR 15% CPR 30% CPR Total Interest Payments Over the Life of the Bond $ 40.2 $ 21.4 $ 10.8 Total Principal Payments Over the Life of the Bond $ 100.0 $ 100.0 $ 100.0 Total Principal and Interest Payments Over the Life of the Bond $ 140.2 $ 121.4 $ 110.8 Weighted Average Life 10.1 years 5.3 years 2.7 years Source: This example represent the views of Two Harbors and its external manager, PRCM Advisers LLC, and are provided for illustration purposes only and may not represent all assumptions used.

8 Primary Sources of Prepayments ▪ Curtailments ▪ Delinquencies and defaults ▪ Housing turnover ▪ Refinancing

9 Curtailments ▪ Payment made by the borrower in an amount that is greater than the scheduled payment and less than the outstanding principal balance ▪ Incremental amount over the scheduled payment reduces the outstanding balance and subsequently shortens the life of the loan Example: $100,000, 30-year, 4.0% Fixed-rate Mortgage Loan Scenario One: -Additional lump sum payment of $10,000 in addition to 60th mortgage payment of $477 Result: -Mortgage balance fully paid after approximately 26 years Scenario Two: -Monthly payments of $500 in place of the scheduled monthly payment of $477 Result: -Mortgage balance fully paid after approximately 28 years

10 Delinquencies and Defaults Source: Bloomberg Finance LP. (1) Freddie Mac delinquency data based on loans that are three or more monthly payments past due or loans in the process of foreclosure. 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Freddie Mac Serious Delinquencies1 Freddie Mac Delinquencies (%)

11 Determinants of Housing Turnover ▪ Life events ― Marriage, children, divorce, retirement and death ▪ Homeowner’s general desire to upgrade to a better home ▪ Economic conditions ― Labor market, home price appreciation and housing inventory ▪ Seasonality ― Peaks in months between May through August ― Lowest instances in December, January and February

12 Refinancing Overview ▪ Securing a lower mortgage rate ▪ Changing the terms of the mortgage ▪ Cashing out to access the equity in a home ▪ Credit curing

Relationship Between Mortgage Rates and CPR 13 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% Jan-00 Jul-01 Jan-03 Jul-04 Jan-06 Jul-07 Jan-09 Jul-10 Jan-12 F re d d ie Ma c 3 0 -Y ea r C o mmitmen t R ates ( % ) C P R ( % ) CPR (%) Freddie Mac 30-Year Commitment Rates (%) Period of falling rates result in increases in prepayment activity Source: Bloomberg Finance LP and eMBS. GSE Buyouts

14 Impact of Rate Movements on Agency Securities Fannie Mae $100 Million Pool with 4% Coupon Interest Rate Scenario Borrower Response Impact to CPR CPR Assumption Weighted Average Life Impact to Weighted Average Life Risk to RMBS Investor Impact to Bond Price on a Relative Basis Unchanged No Action Unchanged 15% 5.3 years No change - Unchanged Decreases Refinance Increases 30% 2.7 years Decreases Reinvestment Risk Increases by a small amount Increases No Action Decreases 6% 10.1 years Increases Extension Risk Decreases by a large amount Source: This example represent the views of Two Harbors and its external manager, PRCM Advisers LLC, and are provided for illustration purposes only and may not represent all assumptions used.

Refinancing S-Curve2 Borrower Refinancing Incentive 15 Refinancing Incentive and Pool Seasoning Scenario: 50 Basis Points Decrease For $200,000 Mortgage Loan Monthly Mortgage Payment @ 5.0% $ 1,074 Monthly Mortgage Payment @ 4.5% $ 1,013 Monthly Savings $ 61 Refinancing Costs1 $ 3,724 Monthly Savings $ 61 Breakeven 5.1 years Scenario: 150 Basis Points Decrease For $200,000 Mortgage Loan Monthly Mortgage Payment @ 5.0% $ 1,074 Monthly Mortgage Payment @ 3.5% $ 898 Monthly Savings $ 176 Refinancing Costs1 $ 3,724 Monthly Savings $ 176 Breakeven 1.8 years Source: This example represent the views of Two Harbors and its external manager, PRCM Advisers LLC, and are provided for illustration purposes only and may not represent all assumptions used. (1) Estimated origination and title costs. Source: Bankrate.com. (2) Source: eMBS. 0% 10% 20% 30% 40% 50% -200 -100 0 100 200 300 C P R (% ) Refinancing Incentive (basis points) Fannie Mae 30-Year Fixed Refinancing Curve

16 Role of Loan Balances Scenario: 50 Basis Points Decrease $50,000 Mortgage Loan $200,000 Mortgage Loan $500,000 Mortgage Loan Monthly Mortgage Payment @ 5.0% $ 268 $ 1,074 $ 2,684 Monthly Mortgage Payment @ 4.5% $ 253 $ 1,013 $ 2,533 Monthly Savings $ 15 $ 61 $ 151 Refinancing Costs1 $ 2,252 $ 3,724 $ 6,669 Monthly Savings $ 15 $ 61 $ 151 Breakeven 12.5 years 5.1 years 3.7 years Scenario: 150 Basis Points Decrease $50,000 Mortgage Loan $200,000 Mortgage Loan $500,000 Mortgage Loan Monthly Mortgage Payment @ 5.0% $ 268 $ 1,074 $ 2,684 Monthly Mortgage Payment @ 3.5% $ 225 $ 898 $ 2,245 Monthly Savings $ 43 $ 176 $ 439 Refinancing Costs1 $ 2,252 $ 3,724 $ 6,669 Monthly Savings $ 43 $ 176 $ 439 Breakeven 4.4 years 1.8 years 1.3 years Source: This example represent the views of Two Harbors and its external manager, PRCM Advisers LLC, and are provided for illustration purposes only and may not represent all assumptions used. (1) Estimated origination and title costs. Source: Bankrate.com

17 Agency Seasoned Bond Example Historic CPR2 Security and Collateral Summary1 Weighted Average Life 8% CPR 11% CPR 14% CPR 6% CPR 15% CPR 30% CPR Fannie Mae Seasoned 7% Pool 7.1 yrs 6.0 yrs 5.1 yrs Fannie Generic 4% Pool 10.1 yrs 5.3 yrs 2.7 yrs ▪ Fannie Mae 7.0% coupon ▪ Gross Weighted Average Borrower Coupon: 7.5% ▪ Vintages: 2002 – 99%; 2001 – 1% ▪ Original Mortgage Balance: $236 million ▪ Pool Factor: 0.044 ▪ Weighted Average Maturity (WAM): 229 months Agency Seasoned Bond Example – FN254449 The weighted average life analysis presented below represents the views of Two Harbors and its external manager, PRCM Advisers LLC, and are provided for illustration purposes only and may not represent all assumptions used. Analysis 39.5% 8.6% (1) Source: Bloomberg Finance LP. (2) Source: eMBS. 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Aug-03 Aug-05 Aug-07 Aug-09 Aug-11 12-month CPR (%)

18 Loan Origination Characteristics Mortgage Prepayment Ratio by State Characteristics ▪ Product type ▪ Origination year and month ▪ Credit quality ▪ Mortgage servicer ▪ Geography Mortgage Prepayments by State1 Fannie Mae 30-Year 4% 1-month State to Cohort Ratio 2011 2010 2009 3-year Average California 1.69 1.44 1.30 1.48 Illinois 1.05 1.02 1.23 1.10 Puerto Rico 0.17 0.42 0.12 0.24 (1) Source: J.P. Morgan Prepayment Monthly July 2012.

Prepayment Protected Securities7 Two Harbors’ CPR vs. Cohorts8 19 Two Harbors’ Agency Strategy and Portfolio 92% 94% 96% 97% 97% 97% 0% 20% 40% 60% 80% 100% Q1-2011 Q2-2011 Q3-2011 Q4-2011 Q1-2012 Q2-2012 Prepayment Protected Securities (%) Agency Portfolio Composition As of June 30, 2012 $9.0B Agency RMBS Portfolio High LTV3 21% $85K Max Pools1 31% Low FICO4 4% 2006 & Subsequent Vintages 3% Prepayment Protected 6% HECM5 17% Other Low Loan Balance Pools2 11% Seasoned6 7% 16.6% 13.7% 18.4% 24.2% 23.4% 23.5% 17.6% 13.1% 18.1% 25.3% 25.1% 25.4% 11.9% 9.0% 11.7% 16.3% 17.7% 17.2% 6.3% 5.0% 5.0% 5.6% 5.2% 5.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q1-2011 Q2-2011 Q3-2011 Q4-2011 Q1-2012 Q2-2012 Fannie Mae (%) Freddie Mac (%) Ginne Mae (%) TWO (%) (1) Securities collateralized by loans of less than or equal to $85K. (2) Securities collateralized by loans of less than or equal to $175K, but more than $85K. (3) Securities collateralized by loans with greater than or equal to 80% loan-to-value ratio. (4) Securities collateralized by loans held by lower credit borrowers as defined by Fair Isaac Corporation’s, or FICO, scoring model. (5) Home Equity Conversion Mortgage loans (or “HECM”) are loans that allow the homeowner to convert home equity into cash collateralized by the value of their home. (6) Securities collateralized by loans reflecting less prepayment risk due to previously experienced high levels of refinancing. (7) Prepayment protected securities represent the percentage of Agency RMBS securities with either implicit and explicit prepayment protection as a percentage of Two Harbors’ Agency RMBS portfolio. (8) Source: eMBS.

20 Summary Managing prepayment risk is essential to the Agency RMBS investor ▪ Prepayments impact the cash flows and the expected average life of our investments ▪ The RMBS investor is exposed to extension risk in a rising rate environment and reinvestment risk in a declining interest rate environment ▪ Borrowers’ refinancing incentives and certain loan characteristics such as seasoning, loan balance and geography, are a few factors we analyze in selecting Agency securities ▪ Prepayment protected securities have enabled Two Harbors’ Agency RMBS portfolio to historically experience low and stable prepayment speeds

21 For further information, please contact: Contact Information Anh Huynh Investor Relations Two Harbors Investment Corp. 212.364.3221 Anh.Huynh@twoharborsinvestment.com July Hugen Investor Relations Two Harbors Investment Corp. 612.629.2514 July.Hugen@twoharborsinvestment.com